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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  April 4, 2000
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               Date of Report (Date of Earliest event reported):


      Envision Development Corporation (Successor to perfumania.com, inc.)
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             (Exact name of registrant as specified in its charter)



       Florida                   001-15311                     65-0981457
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     State of                 Commission File                   IRS Employer
   Incorporation                  Number                     Identification No.


                   11701 N.W. 101st Road, Miami, Florida 33178
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                     Address of principal executive offices



        Registrant's telephone number, including area code (305) 889-1544

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                              perfumania.com, inc.
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          (Former name or former address, if changed since last report)



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ITEM 4.  Changes in Registrant's Certifying Accountant.

On April 4, 2000, the Company dismissed its current certified independent public accountants, PricewaterhouseCoopers LLP ("PwC"), effective upon the completion of the financial statements of the Company as of January 29, 2000.

PricewaterhouseCoopers LLP audited the Company's financial statements for the period from January 7, 1999 (date of inception) through January 30, 1999 and the three-month period ended May 1, 1999. Their reports on such financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that their reports for each of the periods referred to above contained a modification to their opinion relating to the Company's ability to continue as a "going concern".

In connection with its audits notedin the preceding paragraph, and through April 4, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles and practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for the periods noted in the preceding paragraph.

During the audit periods noted above and through April 4, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

PricewaterhouseCoopers LLP has furnished to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 11, 2000, is attached to this Current Report on Form 8-K as Exhibit 16.


Item 7. Financial Statements and Exhibits

(b) Exhibits


Exhibit No.       Description
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   16             Letter re: Change in Certifying Accountant




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 11th day of April, 2000.



                                Envision Development Corporation




                                By: /s/ William J. Patch
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                                    William J. Patch
                                    President and
                                    Chief Operating Officer








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